FIRST AMENDMENT


                                                Dated as of September 9, 1996

                  This FIRST AMENDMENT among Marvel IV Holdings Inc., a Delaware corporation (the "Borrower"), Mafco Holdings Inc., a Delaware corporation ("Mafco"), First Gibraltar Holdings Inc., a Delaware corporation ("First Gibraltar"), the lenders party to the Credit Agreement referred to below (the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders Parties thereunder.

                        PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of June 3, 1996 (as heretofore amended, modified or otherwise supplemented, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                  (2) FN Holdings intends to acquire (the "Transaction") Cal Fed Bancorp Inc. ("Cal Fed"), a savings and loan holding company, and its wholly-owned Subsidiary, California Federal Bank, A Federal Savings Bank ("California Federal"), pursuant to the terms of an Agreement and Plan of Merger, dated as of July 27, 1996 (the "Merger Agreement"), among FN Holdings, Cal Fed and California Federal.

                  (3) In connection with the Transaction, Mafco will have established two indirect Subsidiaries, (i) First Gibraltar Guarantor Corp., a Delaware corporation ("FG Guarantor"), which will own directly 100% of the common stock of First Gibraltar, and (ii) First Nationwide Escrow Corp., a Delaware corporation ("FN Escrow"), which will issue $575,000,000 of Senior Subordinated Notes due 2003 (the "New Debt"). First Gibraltar owns directly 100% of the common stock of FN Parent, which owns 100% of the Class A Common Stock of FN Holdings, which in turn owns 100% of the common stock of the Bank.

                  (4) To finance the Transaction, (i) FN Escrow will merge with and into FN Holdings, with FN Holdings being the surviving corporation, as a result of which FN Holdings will assume the New Debt and acquire the Net Cash Proceeds from the issuance thereof, and (ii) FN Holdings will issue $150,000,000 liquidation value of Cumulative Perpetual Preferred Stock (the "FN Holdings Preferred Stock"). FN Holdings will use the Net Cash Proceeds from the sale and issuance of the New Debt and the FN Holdings

Preferred Stock to, among other things, pay the purchase price for the Transaction, and upon consummation of the Transaction, FN Holdings will contribute the capital stock of Cal Fed to the Bank, Cal Fed will be liquidated and the Bank will be merged with and into California Federal, with California Federal being the surviving bank.

                  (5) First Gibraltar intends to borrow up to $150,000,000 under a new bank credit agreement (the "First Gibraltar Credit Agreement") and to use the proceeds from such borrowing to make an advance to a newly-formed special purpose vehicle ("Newco") the common stock of which will be held by Gerald J. Ford or another non-Affiliate of Mafco. In turn, Newco will use the proceeds of such advance to purchase the FN Holdings Preferred Stock.

                  (6) The Borrower has requested that the Lenders agree to amend the Credit Agreement, the Mafco Guaranty and the First Gibraltar Loan Agreement to permit the Transaction and the other transactions related thereto.

                  (7) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower, and the Borrower, Mafco, First Gibraltar and the Lenders have agreed to amend the Credit Agreement, the Mafco Guaranty and the First Gibraltar Loan Agreement as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date on which all of the conditions precedent set forth in Section 4 hereof have been satisfied or waived, hereby amended as follows:

          (a) Section 1.01 is amended by adding the following definitions in the correct alphabetical order:

                    "'California Federal' means California Federal Bank, A
               Federal Savings Bank."

                    "'First Amendment' means the First Amendment dated as of
               September 9, 1996 to this Agreement among the Borrower, Mafco, First Gibraltar, the Agent and the Required Lenders."

                    "'First Gibraltar Credit Agreement' means the $150,000,000
               Credit Agreement to be entered into by First Gibraltar, FG Guarantor, the banks and other financial institutions party thereto, NationsBank, N.A., as administrative agent, NationsBanc Capital Markets, Inc., as syndication agent and Citibank, as documentation agent, as the same may be amended, modified or otherwise supplemented from time to time."

                       "'FG Guarantor' means First Gibraltar Guarantor
                 Corp., a Delaware corporation."

                       "'FN Escrow' means First Nationwide Escrow Corp., a
                 Delaware corporation."

                       "'FN Holdings Preferred Stock' means the $150,000,000
                 liquidation value of Cumulative Perpetual Preferred Stock to be issued by FN Holdings and any shares of Cumulative Perpetual Preferred Stock to be issued in lieu of cash dividends payable on the FN Holdings Preferred Stock."

                       "'Newco' means the special purpose vehicle the common
                 stock of which will be held by Gerald J. Ford or another non-Affiliate of Mafco and which will be organized under the laws of the State of Delaware solely to purchase the FN Holdings Preferred Stock."

                        "'Newco Loan' mean the loan by First Gibraltar to
                 Newco in an aggregate principal amount not to exceed $150,000,000 for the sole purpose of purchasing the FN Holdings Preferred Stock."

                        "'Second New FN Holdings Debt' means the Senior
                 Subordinated Notes due 2003 issued by FN Escrow in an aggregate principal amount equal to $575,000,000, which will be assumed by FN Holdings upon the merger of FN Escrow with and into FN Holdings."

                        "'Second New FN Holdings Debt Document' means the
                 Indenture to be entered into by FN Escrow and The Bank of New York, as trustee, in connection with the Second New FN Holdings Debt and any other agreement or instrument which governs the terms of the Second New FN Holdings Debt."

                  (b) The definition of "Bank" in Section 1.01 is amended by adding at the end thereof the words "and any successor thereto, including the surviving bank of the merger of the Bank with and into California Federal."

                  (c) The definition of "FN Documents" in Section 1.01 is amended by adding immediately after the words "the FN Holdings New Debt Document" the words ", the Second New FN Holdings Debt Document."

                  (d) Section 2.05(b)(ii)(A) is amended by adding at the end thereof the phrase "(other than the FN Holdings Preferred Stock and other than the preferred stock to be issued by FN Holdings in exchange for the preferred stock of FN Escrow upon consummation of the merger of FN Escrow with and into FN Holdings which preferred stock will be redeemed in full concurrently with or immediately after the consummation of such merger)."

                  (e) Section 2.05(ii)(B) is amended by adding at the end thereof just before the close parenthetical the phrase "and other than a dividend by First Gibraltar of the capital stock of Unified Mortgage Corporation."

                  (f) Section 2.05(b)(ii)(D) is amended by adding at the end thereof the phrase "(other than the Second New FN Holdings Debt and other than the Debt to be issued by Mafco pursuant to clauses (E) and
         (F) of Section 8(i)(i) of the Mafco Guaranty)."

                  (g) Section 6.01(l) is amended by (i) deleting the word "or" immediately preceding the words "Section 3.01 hereof" and replacing such word with "," and (ii) adding immediately after the words "Section 3.01 hereof" the words "or the First Amendment."

                  (h) Section 6.01(n) is amended by adding immediately after the words "the FN Holdings New Debt Document" the words ", the Second New FN Holdings Debt Document, the FN Holdings Preferred Stock."

                  SECTION 2. Amendment to the Mafco Guaranty. The Mafco Guaranty is, effective as of the date on which all of the conditions precedent set forth in Section 4 hereof have been satisfied or waived, hereby amended as follows:

                   (a) Section 6(b) is amended by adding to the end of the
               second sentence thereof the phrase "and those permitted to be created pursuant to Section 8(a)(vii) and (viii)."

                   (b) Section 6(d) is amended by adding immediately before
               the semicolon preceding the proviso in the first sentence the phrase "and except for the authorizations, approvals, actions, notices and filings required in connection with the Transaction (as defined in the First Amendment) or the merger of FN Escrow with and into FN Holdings."

                    (c) Section 6(q) is amended by adding to the end thereof
               the phrase "other than in connection with any Debt permitted to be incurred pursuant to Section 8(i)."

                    (d) Section 8(a) is amended by (i) deleting the word "and"
               immediately preceding clause (vi) thereof and (ii) adding at the end thereof the following:

                           "; (vii) Liens on the rights of First Gibraltar under the Newco Loan and all related loan documentation and all payments thereunder, and on a cash collateral account, in each case as required to be pledged by First Gibraltar pursuant to the terms of the First Gibraltar Credit Agreement; and (viii) a Lien on the rights of the Guarantor under the FN Tax Agreement and payments thereunder required to be pledged by the Guarantor pursuant to the terms of the First Gibraltar Credit Agreement, provided that such Lien shall be subordinate to the Lien created by the Mafco Security Agreement in favor of the Agent and the Lender Parties."

                    (e) Section 8(c) is amended by adding at the end thereof
                the following:

                           ", except that FN Escrow may merge with and into FN Holdings."

                    (f) Section 8(f)(ii) is hereby amended in its entirety to
               read as follows:

                           "(ii) Permit any Designated Relevant Party to make or hold any Investment in any Person other than (s) Investments in Cash Equivalents, (t) Investments by First Gibraltar in Borrower Parent pursuant to the terms of the First Gibraltar Loan Agreement and the First Gibraltar Certificate of Incorporation, (u) the Investments set forth on Schedule VI hereto, (v) Investments by FN Holdings and FN Parent in Borrower Parent so long as such Investments comply with the provisions of Section 7(n), (w) the Investment by First Gibraltar in Newco consisting of the Newco Loan in an aggregate principal amount not to exceed $150,000,000, provided that such Investment is evidenced by a promissory note and that Newco is a bankruptcy remote corporation on terms satisfactory to the Agent, (x) Investments by FN

                           Holdings, prior to the date on which the Transaction (as defined in the First Amendment) is consummated, in liquid investments permitted by the First Gibraltar Credit Agreement in an aggregate principal amount not to exceed the net proceeds of the issuance of the FN Holdings Preferred Stock plus earnings thereon, (y) Investments by FN Holdings in Cal Fed Bancorp Inc. and a new wholly-owned subsidiary created solely to consummate the Transaction (as defined in the First Amendment) and
                           (z) the Investment by FN Holdings in Mafco consisting of an advance in an aggregate principal amount not to exceed $20,000,000, provided that such advance is evidenced by a promissory note and such advance is subordinated to all Obligations of the Guarantor under the Loan Documents and has terms and conditions substantially similar to those set forth on Exhibit F hereto."

                    (g) Section 8(g) is amended by adding to the end thereof
               the phrase "and (iii) as contemplated by the First Amendment."

                    (h) Section 8(i) is hereby amended by (i) replacing clause
               (i) therein in its entirety with the following:

                           "(i) in the case of the Guarantor, (A) loans pursuant to the terms of the Related Documents, (B) Debt under this Guaranty, (C) the Debt set forth on
                           Schedule V hereto, (D) Debt under the guaranty of all loans made by FN Holdings to Borrower Parent, provided that such guaranty shall be subordinated to Debt under this Guaranty on terms and conditions substantially identical to the terms and conditions set forth on Exhibit A hereto subject to the provisions set forth under the heading "Ranking" on Exhibit B hereto, (E) Debt owing to FN Holdings in an aggregate principal amount not to exceed $20,000,000, provided that such Debt is evidenced by a promissory note and such Debt is subordinated to all Obligations of the Guarantor under the Loan Documents and has terms and conditions substantially similar to those set forth on Exhibit F hereto, and
                           (F) Debt owing to the underwriters of the Second New FN Holdings Debt in an aggregate principal amount not to exceed the amount of the underwriting discounts and fees payable in connection with the issuance of the Second New FN Holdings Debt, provided that such Debt is evidenced by a promissory note and has terms and conditions substantially similar to those set forth on Exhibit G hereto,"

         (ii) deleting the word "and" immediately preceding clause (vi) thereof and replacing such word with "," and (iii) adding at the end thereof the following:

                           ", (vii) in the case of FN Holdings, the assumption of the Second New FN Holdings Debt, upon the consummation of the merger of FN Escrow with and into FN Holdings, pursuant to the terms of the Second New FN Holdings Debt Document and any Debt issued or assumed by FN Holdings in exchange for the Second New FN Holdings Debt, provided that the terms of the Second New FN Holdings Debt Document shall be in substantially the form of Exhibit C hereto, and
                           (viii) in the case of First Gibraltar, the incurrence of Debt under the First Gibraltar Credit Agreement in an aggregate principal amount not to exceed $150,000,000, provided that (A) the terms of the First Gibraltar Credit Agreement shall be substantially similar to those set forth on Exhibit D hereto, (B) the Lenders shall have received a certified copy of an amendment to the Voting Trust Agreement among Trans Network Insurance Services Inc., FG Guarantor, First Gibraltar, the Agent and the voting trustee thereunder to document the transfer of the ownership of common stock of First Gibraltar from Trans Network Insurance Services Inc. to FG Guarantor and (C) the Lenders shall have received a certified copy of a voting trust agreement duly executed by FG Guarantor, Trans Network Insurance Services Inc., the Agent and a voting trustee, in substantially the form of the Voting Trust Agreement referred to in clause (B) above."

                    (i) Section 8 (j) is hereby amended by adding at the end
               thereof the phrase ", except that the First Gibraltar Charter Document and the certificate of incorporation of FN Holdings may be amended for the purposes described in Exhibit E hereto in such form as shall be approved by the Administrative Agent."

                    (j) Section 8(k) is hereby amended by (i) adding to the
               end of clause (i) thereof the phrase "or any other Debt permitted pursuant to the terms of Section 8(i)", (ii) deleting the word "and" immediately preceding clause (ii) thereof and replacing such word with "," and (iii) adding at the end thereof the following: ", (iii) to amend, modify or change any term or condition of the First Gibraltar Credit Agreement (other than the definition of "Excess Cash Flow" contained therein and any provisions relating to the prepayment of the Debt outstanding under the First Gibraltar Credit Agreement from "Excess Cash Flow" (as defined therein)) and (iv) to make voluntary prepayments of amounts outstanding under the First Gibraltar Credit Agreement from funds in any amount which, if such funds had been deposited in the Borrower Collateral Account, would have been available for release to the Borrower pursuant to the terms of Section 7 of the Borrower Security Agreement."

                    (k) Section 8(m) is hereby amended in its entirety to read as follows:

                                    "(m) Negative Pledge. Enter into or suffer
                           to exist, or permit any other Relevant Party to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Agent and the Lender Parties, (ii) any prohibition or condition existing on the date hereof or (iii) any prohibition or condition contained in the Second New FN Holdings Debt Document or the First Gibraltar Credit Agreement."

                    (l) Section 8(q) is hereby amended by adding at the end
               thereof the following:

                           "or (z) in the case of the Designated Relevant Parties, consensual encumbrances or restrictions that are contained in the First Gibraltar Credit Agreement, the Second New FN Holdings Debt Document or the FN Holdings Preferred Stock."

                    (m) Exhibit C is added thereto to read as set forth in
               Annex A hereto.

                    (n) Exhibit D is added thereto to read as set forth in
               Annex B hereto.

                    (o) Exhibit E is added thereto to read as set forth in
               Annex C hereto.

                    (p) Exhibit F is added thereto to read as set forth in
               Annex D hereto.

                    (q) Exhibit G is added thereto to read as set forth in
               Annex E hereto.


     SECTION 3. Amendment to the First Gibraltar Loan Agreement. Section 1 of the First Gibraltar Loan Agreement is, effective as of the date on which all of the conditions precedent set forth in Section 4 hereof have been satisfied or waived, amended by

(i) adding immediately after the words "from FN Parent" in the first sentence thereof, the words "which are not applied to any payment in respect of the Debt outstanding under the First Gibraltar Credit Agreement" and (ii) adding at the end of the first sentence thereof the words "and which are not applied to any payment in respect of the Debt outstanding under the First Gibraltar Credit Agreement."

     SECTION 4. Conditions of Effectiveness. This First Amendment shall become effective on the first date (the "First Amendment Effective Date") upon which the Agent shall have received evidence satisfactory to it that the following conditions precedent have been satisfied:

                  (a) The Borrower shall have paid all accrued expenses of the Agent (including the reasonable fees and expenses of counsel to the Agent).

                  (b) The Merger Agreement shall be in full force and effect, without any waiver or amendment to which the Agent or the Required Lenders shall have objected within a reasonable period after being notified of such waiver or amendment.

                  (c) FN Escrow shall have issued the New Debt.

                  (d) The Agent shall have received on or before the First Amendment Effective Date the following, each dated on or before the First Amendment Effective Date, in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

                    (i) counterparts to this First Amendment duly executed by
               the Borrower, Mafco, First Gibraltar, the Required Lenders and the Agent;

                    (ii) counterparts to the Consent attached hereto duly
               executed by each Loan Party other than the Borrower, Mafco and First Gibraltar;

                    (iii) a certificate signed by a duly authorized officer of
               Mafco stating that:

                                    (A) After giving effect to this First
                           Amendment, the representations and warranties contained in each of the Loan Documents are correct on and as of the First Amendment Effective

                           Date, except to the extent such representations and warranties specifically relate to an earlier date; and

                                    (B) After giving effect to this First
                           Amendment, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Sections 1, 2 and 3 hereof: (i) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby; (ii) each reference in the Mafco Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Mafco Guaranty, and each reference in the other Loan Documents to "the Mafco Guaranty", "thereunder", "thereof" or words of like import referring to the Mafco Guaranty, shall mean and be a reference to the Mafco Guaranty as amended hereby; and (iii) each reference in the First Gibraltar Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the First Gibraltar Loan Agreement and each reference in the other Loan Documents to "the First Gibraltar Loan Agreement", "thereunder", "thereof" or words of like import referring to the First Gibraltar Loan Agreement, shall mean and be a reference to the First Gibraltar Loan Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this First Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this First Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 6. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 7. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 8. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                      MARVEL IV HOLDINGS INC.

                                      By /s/ Glenn Dickes
                                        ----------------------------
                                        Name:
                                        Title:


                                       MAFCO HOLDINGS INC.


                                       By /s/ Glenn Dickes
                                         ---------------------------
                                         Name:
                                         Title:


                                       FIRST GIBRALTAR HOLDINGS INC.


                                        By /s/ Glenn Dickes
                                          ---------------------------
                                          Name:
                                          Title:


                                        CITIBANK, N.A., as Agent


                                         By
                                           --------------------------
                                           Name:
                                           Title:

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                      MARVEL IV HOLDINGS INC.

                                      By
                                        ----------------------------
                                        Name:
                                        Title:


                                       MAFCO HOLDINGS INC.


                                       By
                                         ---------------------------
                                         Name:
                                         Title:


                                       FIRST GIBRALTAR HOLDINGS INC.


                                        By
                                          ---------------------------
                                          Name:
                                          Title:


                                        CITIBANK, N.A., as Agent


                                         By /s/ James Buchanan
                                           --------------------------
                                           Name:  James Buchanan
                                           Title: Attorney-in-Fact

                                    Lenders

                                       BANK OF AMERICA ILLINOIS


                                       By /s/ Phillip F. Van Winkle
                                         ---------------------------
                                         Name:  Phillip F. Van Winkle
                                         Title: Vice President


                                        THE BANK OF NEW YORK

                                        By
                                          --------------------------
                                          Name:
                                          Title:


                                        THE CHASE MANHATTAN BANK,
                                            N.A.


                                         By
                                           --------------------------
                                           Name:
                                           Title:


                                        CITIBANK, N.A.


                                          By
                                            --------------------------
                                            Name:
                                            Title:

                                    Lenders

                                       BANK OF AMERICA ILLINOIS


                                       By
                                         ---------------------------
                                         Name:
                                         Title:


                                        THE BANK OF NEW YORK

                                        By /s/ Edward F. Ryan, Jr.
                                          --------------------------
                                          Name:  Edward F. Ryan, Jr.
                                          Title: Senior Vice President


                                        THE CHASE MANHATTAN BANK,
                                            N.A.


                                         By
                                           --------------------------
                                           Name:
                                           Title:


                                        CITIBANK, N.A.


                                          By
                                            --------------------------
                                            Name:
                                            Title:

                                    Lenders

                                       BANK OF AMERICA ILLINOIS


                                       By
                                         ---------------------------
                                         Name:
                                         Title:


                                        THE BANK OF NEW YORK

                                        By
                                          --------------------------
                                          Name:
                                          Title:


                                        THE CHASE MANHATTAN BANK,
                                            N.A.


                                         By /s/ Bruce S. Borden
                                           --------------------------
                                           Name:  Bruce S. Borden
                                           Title: Vice President


                                        CITIBANK, N.A.


                                          By
                                            --------------------------
                                            Name:
                                            Title:

                                    Lenders

                                       BANK OF AMERICA ILLINOIS


                                       By
                                         ---------------------------
                                         Name:
                                         Title:


                                        THE BANK OF NEW YORK

                                        By
                                          --------------------------
                                          Name:
                                          Title:


                                        THE CHASE MANHATTAN BANK,
                                            N.A.


                                         By
                                           --------------------------
                                           Name:
                                           Title:


                                        CITIBANK, N.A.


                                          By /s/ James Buchanan
                                            --------------------------
                                            Name:  James Buchanan
                                            Title: Attorney-in-Fact

                                        CREDIT SUISSE

                                          By /s/ Glodowski
                                            --------------------------
                                            Name:  Glodowski
                                            Title: MSM


                                          By /s/ Andy Tchopp
                                            --------------------------
                                            Name:  Andy Tchopp
                                            Title: Associate



                                         THE FIRST NATIONAL BANK OF
                                            BOSTON

                                           By
                                            --------------------------
                                            Name:
                                            Title:


                                          THE FUJI BANK, LIMITED


                                           By
                                            --------------------------
                                            Name:
                                            Title:


                                           VAN KAMPEN AMERICAN CAPITAL
                                             PRIME RATE INCOME TRUST

                                            By
                                             --------------------------
                                             Name:
                                             Title:

                                        CREDIT SUISSE

                                          By
                                            --------------------------
                                            Name:
                                            Title:


                                          By
                                            --------------------------
                                            Name:
                                            Title:



                                         THE FIRST NATIONAL BANK OF
                                            BOSTON

                                           By /s/ Richard D. Hill, Jr.
                                            --------------------------
                                            Name:  Richard D. Hill, Jr.
                                            Title: Director


                                          THE FUJI BANK, LIMITED


                                           By
                                            --------------------------
                                            Name:
                                            Title:


                                           VAN KAMPEN AMERICAN CAPITAL
                                             PRIME RATE INCOME TRUST

                                            By
                                             --------------------------
                                             Name:
                                             Title:

                                        CREDIT SUISSE

                                          By
                                            --------------------------
                                            Name:
                                            Title:


                                          By
                                            --------------------------
                                            Name:
                                            Title:



                                         THE FIRST NATIONAL BANK OF
                                            BOSTON

                                           By
                                            --------------------------
                                            Name:
                                            Title:


                                          THE FUJI BANK, LIMITED


                                           By /s/ Teiji Teramoto
                                            --------------------------
                                            Name:  Teiji Teramoto
                                            Title: Vice President & Manager


                                           VAN KAMPEN AMERICAN CAPITAL
                                             PRIME RATE INCOME TRUST

                                            By
                                             --------------------------
                                             Name:
                                             Title:

                                        CREDIT SUISSE

                                          By
                                            --------------------------
                                            Name:
                                            Title:


                                          By
                                            --------------------------
                                            Name:
                                            Title:



                                         THE FIRST NATIONAL BANK OF
                                            BOSTON

                                           By
                                            --------------------------
                                            Name:
                                            Title:


                                          THE FUJI BANK, LIMITED


                                           By
                                            --------------------------
                                            Name:
                                            Title:


                                           VAN KAMPEN AMERICAN CAPITAL
                                             PRIME RATE INCOME TRUST

                                            By /s/ Jeffrey W. Maillet
                                             --------------------------
                                             Name:  Jeffrey W. Maillet
                                             Title: Sr. Vice Pres.-
                                                    Portfolio Mgr.

                                             INTERNATIONALE NEDERLANDEN
                                               (U.S.)  CAPITAL
                                               CORPORATION


                                             By /s/ Kunduck Moon
                                               -------------------------
                                               Name:  Kunduck Moon
                                               Title: Managing Director


                                              PILGRIM PRIME RATE TRUST


                                              By
                                                -------------------------
                                                Name:
                                                Title:

                                             INTERNATIONALE NEDERLANDEN
                                               (U.S.)  CAPITAL
                                               CORPORATION


                                             By
                                               -------------------------
                                               Name:
                                               Title:


                                              PILGRIM PRIME RATE TRUST


                                              By /s/ Michael J. Bacevich
                                                -------------------------
                                                Name:  Michael J. Bacevich
                                                Title: Vice President

                                CONSENT


        Reference is made to (a) the Credit Agreement dated as of June 3, 1996 (the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein) among Marvel IV Holdings Inc., a Delaware corporation (the "Borrower"), the lenders parties to the Credit Agreement (the "Lenders"), and Citibank, N.A., as agent (the "Agent") for the Lenders, and (b) the First Amendment dated as of September 9, 1996 (the "First Amendment") among the Borrower, Mafco Holdings Inc., a Delaware corporation ("Mafco"), First Gibraltar Holdings Inc., a Delaware corporation ("First Gibraltar"), the Lenders and the Agent.

        Each of the undersigned, as a Loan Party under the Credit
Agreement, hereby consents to the First Amendment and hereby confirms and agrees that (i) each Collateral Document to which such Loan Party is a party and the Collateral described in each such Collateral Document does, and shall continue to, secure the payment of all of the Secured Obligations and Guaranteed Obligations, as the case may be, described in such Collateral Document and (ii) each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the First Amendment, (A) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended thereby, (B) each reference in the Mafco Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Mafco Guaranty, and each reference in the other Loan Documents to "the Mafco Guaranty", "thereunder", "thereof" or words of like import referring to the Mafco Guaranty, shall mean and be a reference to the Mafco Guaranty as amended thereby, and (C) each reference in the First Gibraltar Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the First Gibraltar Loan Agreement, and each reference in the other Loan Documents to "the First Gibraltar Loan Agreement", "thereunder", "thereof" or words of like import referring to the First Gibraltar Loan Agreement, shall mean and be a reference to the First Gibraltar Loan Agreement as amended thereby.

                                                         2
        This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same consent.


                                  ANDREWS GROUP INCORPORATED
                                  CONSOLIDATED CIGAR II
                                      HOLDINGS INC.
                                  COLEMAN (PARENT) HOLDINGS INC.
                                  FLAVORS (PARENT) HOLDINGS INC.
                                  FOUR STAR HOLDINGS
                                      CORP.
                                  MACANDREWS & FORBES
                                      HOLDINGS INC.
                                  MAFCO CONSOLIDATED
                                      HOLDINGS INC.
                                  MARVEL V HOLDINGS INC.
                                  NEW COLEMAN HOLDINGS, INC.
                                  NWCG (PARENT) HOLDINGS
                                      CORPORATION


                                  By /s/ Glenn Dickes
                                    ---------------------------
                                    Glenn P. Dickes
                                    An authorized signatory for each
                                    of the above-named corporations












                                  ANNEX B












                                                                       ANNEX I

                         FIRST GIBRALTAR HOLDINGS INC.



                        Summary of Terms and Conditions
                        -------------------------------

                   [CAPITALIZED TERMS NOT OTHERWISE DEFINED
                   HEREIN HAVE THE MEANINGS SET FORTH IN THE
                    LETTER TO WHICH THIS ANNEX IS ATTACHED]


BORROWER:                  First Gibraltar Holdings Inc., a Delaware
--------                   corporation.

GUARANTORS:                A newly formed bankruptcy remote corporation
----------                 ("Parent Guarantor") which will be a direct
                           wholly-owned subsidiary of Trans Network Insurance
                           Services Inc. (formerly known as "First Gibraltar
                           (Parent) Holdings Inc."). The Borrower will be a direct wholly-owned subsidiary of the Parent
                           Guarantor.

                           A newly formed bankruptcy remote corporation
                           ("Newco") the common stock of which will be held by Gerald J. Ford or another non-affiliate of Mafco Holdings Inc.

LENDERS:                   NationsBank, N.A. ("NationsBank"), Citibank, N.A.
-------                    "Citibank") and a syndicate of financial
                           institutions acceptable to them.

ADMINISTRATIVE AGENT:      NationsBank.
--------------------

SYNDICATION AGENT:         NationsBanc Capital Markets, Inc.
-----------------

DOCUMENTATION AGENT:       Citibank.
-------------------

SENIOR FACILITY:           $150,000,000 Term Loan.
---------------

PURPOSE:                   To finance the following transaction (the
-------                    "Transaction"): the loan (the "Newco Loan") by the
                           Borrower to Newco in an aggregate principal amount not to exceed $150,000,000, the purchase by Newco, with the proceeds of the Newco Loan, of $150,000,000 in newly issued perpetual preferred stock (the "Preferred Stock") from First Nationwide Holdings Inc. ("FN Holdings") in order to provide, together with the net proceeds of $525,000,000 principal amount of new senior subordinated notes to be issued or assumed by FN
                           Holdings (the "New Notes"), the financing for the acquisition (the "Acquisition") of California
                           Federal Bank, F.S.B. ("CalFed") by FN Holdings' wholly-owned subsidiary, First Nationwide Bank,
                           F.S.B. (the "Bank").

AVAILABILITY:              In one drawing concurrently with the purchase by
------------                Newco of the Preferred Stock.

CLOSING DATE:              On or before September 27, 1996.
------------

AMORTIZATION:              Amortization quarterly commencing either on March
------------               31, 1997 or, if the Transaction shall be consummated
                           after December 31, 1996, on June 30, 1997, with reductions of $50,000,000 each calendar year. Final maturity on December 31, 1999; provided, however, that the entire Facility will be due and payable on June 30, 1997 if the Acquisition has not been consummated by such date.

OPTIONAL                   PREPAYMENT: The Borrower may, upon at least one
--------                   business days' notice, in the case of Alternate Base
                           Rate Advances and three business days' notice, in the case of Eurodollar Rate Advances, prepay, in full or in part, the Facility without penalty;
                           provided, however, that each partial prepayment shall be in an amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

MANDATORY PREPAYMENT:      Prepayment (to be applied pro rata to each remaining
--------------------       installment) required in amounts equal to:

                                    1.      All net cash proceeds from the sale
                                            of assets or the issuance of
                                            additional debt or equity permitted
                                            under the loan documentation by the
                                            Parent Guarantor, the Borrower, FN
                                            Holdings or First Nationwide
                                            (Parent) Holdings Inc.("FN Parent").

                                    2.      All gains (net of taxes) received
                                            by the Bank from the sale of its
                                            Florida deposits and the sale of
                                            other material deposits.

                                    3.      All presently dividendable net cash
                                            proceeds from the issuance of
                                            additional equity (including any
                                            net cash proceeds received from
                                            "REIT Preferred") by the Bank.

                                    4.      All proceeds of redemptions of, and
                                            dividends and other distributions
                                            paid on or in respect of, the
                                            Preferred Stock, in each case
                                            except to the extent the same are
                                            applied to scheduled payments of
                                            principal of or interest on the
                                            Facility or are used to effect the
                                            prepayments referred to in items
                                            1-3 above.

                                    5.      50% of "Excess Cash Flow" until
                                            such time as gains (net of taxes)
                                            of not less than $50,000,000 are
                                            received from the sale by the Bank
                                            of its Florida deposits (such time
                                            being referred to herein as the
                                            "Florida Deposits Event") or at
                                            any time during which the actual
                                            Tier I Capital Amount is less than
                                            the Minimum Tier I Capital Amount
                                            (defined as the Tier I Capital
                                            Amount on the date of the closing
                                            of the Acquisition less
                                            $100,000,000) (a "Tier I Capital
                                            Event"). "Excess Cash Flow" means
                                            all dividends and other
                                            distributions, loans and other
                                            advances and any other amounts
                                            received by FN Holdings (including
                                            any amounts received in respect of
                                            the Bank Tax Sharing Agreement (as
                                            defined below) net of any amounts
                                            required to be paid by FN Holdings
                                            in respect of the Bank Tax Sharing
                                            Agreement) during any relevant
                                            period, less (without duplication)
                                            amounts applied to the following
                                            during such period:

                                            (i)      interest obligations under
                                                     the FN Holdings and FN
                                                     Parent indebtedness
                                                     (including the New Notes),

                                            (ii)     reasonable and customary
                                                     fees and expenses relating
                                                     to the issuance of the New
                                                     Notes and the Preferred
                                                     Stock,

                                            (iii)    the dividend obligation in
                                                     respect of Gerald J.
                                                     Ford's FN Holdings Class B
                                                     Common Stock,

                                            (iv)     redemptions of and divi-
                                                     dends and other distribu-
                                                     tions paid on the Pre-
                                                     ferred Stock and, to the
                                                     extent otherwise includ-
                                                     able in this definition,
                                                     any dividend
                                                     or other distribution
                                                     received by FN Holdings
                                                     that is covered under any
                                                     of items 1-4 above, and

                                            (v)      $5,200,000 per annum
                                                     (representing corporate
                                                     overhead of FN Holdings).



                                            All Excess Cash Flow that is not
                                            required to be applied to a
                                            prepayment of the Senior Facility
                                            shall be deposited in the
                                            Collateral Account (see "Collateral
                                            Account" below).


INTEREST:                           Payable at the Applicable Margin above the
--------                            Administrative Agent's Alternate Base Rate
                                    (360 day basis) or, at the Borrower's
                                    option, the Administrative Agent's
                                    Eurodollar Rate (adjusted for reserves).

                                    The "Applicable Margin" means 2-1/2% per annum for Alternate Base Rate borrowings and 4-1/2% per annum for Eurodollar Rate borrowings.

                                    During the continuance of any default under the loan documentation, the Applicable Margin shall increase by 2% per annum.

SECURITY:                           1.    Pledge by the Borrower of all of its
--------                                  rights under the Newco Loan and
                                          the related loan documentation and
                                          all payments thereunder.

                                    2.    Amounts in the Collateral Account.

                                    3.    Pledge by Newco of the Preferred
                                          Stock, together with all dividends,
                                          distributions and other proceeds in
                                          respect of the Preferred Stock.

                                    4.    Assignment by Mafco of amounts
                                          payable under its tax sharing
                                          agreement (the "Bank Tax Sharing
                                          Agreement") with FN Holdings and the
                                          Bank. Such assignment and the
                                          security interest created thereby
                                          will be subordinate to the assignment
                                          and security interest currently in
                                          effect (the "Existing Assignment").

COLLATERAL ACCOUNT:        Other amounts received by the Borrower (and, subject
-------------------        to the Existing Assignment, all amounts received
                           by Mafco under the Bank Tax Sharing Agreement) and not required (or elected by the Borrower) to be applied to the immediate prepayment of the Facility shall be deposited in a cash collateral account maintained by the Borrower but under sole dominion and control of the Administrative Agent (the
                           "Collateral Account"). In order for amounts to be released from the Collateral Account, the Borrower will be required to have delivered a "Look-Forward
                           Certificate" to the Lenders stating that on a pro forma basis, as demonstrated by the most recent annual business plan which continues to represent a reasonable business plan in all material respects, after the release of the requested amount there will be sufficient cash distributions received by the Borrower to meet all interest and principal payments scheduled under the Facility.

RESTRICTED PAYMENT
------------------
EXCLUSION:                 So long as no default exists or would result under
---------                  the Facility, (i) the Borrower will be permitted to
                           make restricted payments in an aggregate amount equal to 50% of Excess Cash Flow at any time prior to the occurrence of the Florida Deposits Event, and (ii) from and after the occurrence of the Florida Deposits Event, the Borrower will be permitted to make restricted payments in an aggregate amount equal to 100% of Excess Cash Flow;
                           provided, however, that if a Tier I Capital Event occurs at any time after the occurrence of the Florida Deposits Event, then during such time as a Tier I Capital Event has occurred and is continuing, the Borrower will be permitted to make restricted payments in an aggregate amount equal to 50% of Excess Cash Flow and from and after such time as a Tier I Capital Event is no longer continuing, the Borrower will be permitted to make restricted payments in an aggregate amount equal to 100% of Excess Cash Flow.

CONDITIONS PRECEDENT
--------------------
TO FUNDING:                The funding of the Facility will be subject to the
-----------                satisfaction of the conditions deemed appropriate
                           by the Administrative Agent, the Documentation
                           Agent and the Lenders for leveraged financings generally and for this transaction in particular, including but not limited to the following:

                                    (a)   The Lenders shall be satisfied with
                                          the final terms and conditions of
                                          the Transaction, including, without
                                          limitation, all legal and tax
                                          aspects thereof; and all
                                          documentation relating to the
                                          Transaction (including the Preferred
                                          Stock (with the terms and provisions
                                          outlined in Exhibit A hereto,
                                          provided that such terms and
                                          provisions may be amended for
                                          regulatory or accounting reasons
                                          with the consent of the
                                          Administrative Agent and the
                                          Documentation Agent), the Newco Loan
                                          (and all related loan documentation)
                                          and the New Notes) shall be in form
                                          and substance satisfactory to the
                                          Lenders. (i) All material financing
                                          portions of the Transaction shall
                                          occur concurrently with the funding
                                          of the Facility and (ii) the Lenders
                                          shall be satisfied with the
                                          arrangements with respect to the
                                          completion of the other parts of the
                                          Transaction and the arrangements for
                                          repayment of the Facility if the
                                          Acquisition is not completed by June
                                          30, 1997.

                                    (b)   All documentation relating to the
                                          Facility, including a credit
                                          agreement incorporating substantially
                                          the terms and conditions outlined
                                          herein, shall be in form and
                                          substance satisfactory to the
                                          Lenders.

                                    (c)   The Lenders shall be satisfied with
                                          the corporate and legal structure
                                          and capitalization of the Parent
                                          Guarantor, the Borrower and Newco,
                                          including, without limitation, the
                                          charter and bylaws of the Parent
                                          Guarantor, the Borrower and Newco
                                          and each agreement or instrument
                                          relating thereto. The Parent
                                          Guarantor, the Borrower and Newco
                                          will be "bankruptcy remote"
                                          corporations, and the Borrower's
                                          existing charter will be amended in
                                          order to permit the transactions
                                          contemplated hereby. The Lenders
                                          shall have reviewed, and shall be
                                          satisfied with, the terms of all of
                                          the existing debt instruments of FN
                                          Holdings and FN Parent.

                                    (d)   The Administrative Agent, on behalf
                                          of the Lenders, shall have a valid
                                          and perfected first priority lien and
                                          security interest in all of the
                                          collateral referred to above under
                                          "Security" and shall have received
                                          executed undated stock powers and an
                                          irrevocable power of attorney with
                                          respect to the Preferred Stock.

                                    (e)   FN Holdings, Newco and the
                                          Administrative Agent shall have
                                          entered into a Registration Rights
                                          Agreement relating to the Preferred
                                          Stock (which shall be assignable to
                                          subsequent transferees of the
                                          Preferred Stock and shall permit a
                                          transferee of the Preferred Stock to
                                          elect an "Exxon Capital" exchange
                                          offer), in form and substance
                                          satisfactory to the Lenders.

                                    (f)   The Credit Agreement dated as of June
                                          3, 1996 with Marvel IV Holdings Inc.,
                                          Citibank, as Agent and the lenders
                                          named therein and all related loan
                                          documentation shall have been amended
                                          to permit the Facility, the
                                          Transaction and the other
                                          transactions contemplated thereby
                                          and, the Lenders shall be satisfied
                                          with all of the terms and conditions
                                          thereof.

                                    (g)   There shall have occurred no material
                                          adverse change in the business,
                                          condition (financial or otherwise),
                                          operations, performance, properties
                                          or prospects of CalFed, the Parent
                                          Guarantor, the Borrower or any of
                                          the Borrower's subsidiaries, and all
                                          information provided by or on behalf
                                          of the Borrower to the Lenders prior
                                          to their commitment (the
                                          "Pre-Commitment Information") shall
                                          be true and correct in all material
                                          aspects.

                                    (h)   There shall exist no action, suit,
                                          investigation, litigation or
                                          proceeding pending or threatened in
                                          any court or before any arbitrator
                                          or governmental instrumentality that
                                          (i) would be reasonably likely to
                                          have a material adverse effect on
                                          the business, condition (financial
                                          or otherwise), operations,
                                          performance, properties or prospects
                                          of CalFed, the Parent Guarantor, the
                                          Borrower or any of the Borrower's
                                          subsidiaries or (ii) purports to
                                          affect the Transaction or the
                                          Facility (collectively, a "Material
                                          Adverse Effect").

                                    (i)   All governmental and third party
                                          consents and approvals necessary in
                                          connection with the Transaction and
                                          the Facility shall have been
                                          obtained (without the imposition of
                                          any conditions that are not
                                          acceptable to the Lenders) and shall
                                          remain in effect; all applicable
                                          waiting periods shall have expired
                                          without any action being taken by
                                          any competent authority; and no law
                                          or regulation shall be applicable in
                                          the judgment of the Lenders that
                                          restrains, prevents or imposes
                                          materially adverse conditions upon
                                          the Transaction or the Facility.

                                    (j)   The Lenders shall have received (i)
                                          satisfactory opinions of counsel to
                                          the Borrower and of counsel to the
                                          Administrative Agent and
                                          Documentation Agent as to the
                                          transactions contemplated hereby
                                          (including, without limitation, the
                                          tax aspects thereof and compliance
                                          with all applicable securities laws)
                                          and (ii) such corporate resolutions,
                                          certificates and other documents as
                                          the Lenders shall reasonably request.

                                    (k)   There shall exist no default under
                                          any of the loan documentation, and
                                          the representations and warranties of
                                          the Parent Guarantor and the Borrower
                                          therein shall be true and correct
                                          immediately prior to, and after
                                          giving effect to, funding of the
                                          Facility.

REPRESENTATIONS AND
-------------------
WARRANTIES:                 Usual and customary for transactions of this type.
----------

COVENANTS:                  Usual and customary for transactions of this type,
---------                   to include without limitation the following:

                                    1.    In the case of the Parent Guarantor
                                          and the Borrower, covenants
                                          appropriate for single-purpose
                                          "bankruptcy- remote" corporations.
                                          The Borrower will also covenant that
                                          the proceeds of the Facility will be
                                          used for the purpose of financing
                                          the Acquisition and that pending
                                          consummation of the Acquisition not
                                          less than approximately $130,000,000
                                          of such proceeds will be invested by
                                          FN Holdings in liquid investments of
                                          the type to be specified in the loan
                                          documentation.

                                    2.    In the case of FN Holdings and FN
                                          Parent, covenants will include in
                                          any event the following:

                                          (i)        No additional indebtedness
                                                     or obligations, other
                                                     than the New Notes, and no
                                                     redemption, prepayment or
                                                     exchange of indebtedness.

                                          (ii)       No greater or more onerous
                                                     payment and dividend
                                                     restrictions than in
                                                     existing agreements and no
                                                     amendment of agreements.

                                          (iii)      No liens.

                                          (iv)       No investments, other than
                                                     existing investments and
                                                     investments in cash and
                                                     cash equivalents.

                                          (v)        No sales of assets.

                                          (vi)       No amendment of charter or
                                                     by laws.

                                          (vii)      No change in control or
                                                     breaking of tax
                                                     consolidation.

                                    3.    In the case of FN Holdings, the
                                          following additional covenants:

                                          (i)        Not agree to any amendment
                                                     to the Bank Tax Sharing
                                                     Agreement.

                                          (ii)       Cause the Bank to give
                                                     immediate notice upon
                                                     entering into any
                                                     regulatory agreement or
                                                     learning of any proposed
                                                     regulatory action.

EVENTS OF DEFAULT:         Usual and customary for transactions of this type,
------------------         to include without limitation: failure to pay
                           principal or interest or fees when due; any representation or warranty proving to have been materially incorrect when made; failure to perform or observe covenants (with agreed upon grace periods when customary and appropriate);
                           cross-defaults to other indebtedness applicable to the Parent Guarantor and its subsidiaries and Newco; bankruptcy defaults applicable to the Parent
                           Guarantor and its subsidiaries and Newco; material judgment defaults applicable to the Parent
                           Guarantor and its subsidiaries and Newco;
                           impairment of loan documentation or security;
                           change in ownership or control applicable to the Parent Guarantor and its subsidiaries; amendment of any provision of any debt of FN Holdings or FN
                           Parent; amendment of the charter docuement of Newco without the consent of the Required Lenders;
                           failure of the Bank (i) to continue to be considered "well capitalized" or (ii) to maintain a ratio of the sum

                                                        10
                           of Total Shareholders Equity plus the Gross
                           Valuation Allowance to Non-Performing Assets of at least 3.3:1; Gerald J. Ford shall own any shares of FN Holdings other than (x) shares of the Class B Common Stock and (y) through Newco, the Preferred Stock; and Ronald O. Perelman shall cease to beneficially own at least 80% of the stock of the Borrower or any of its subsidiaries.

EXPENSES:                  The Borrower shall pay all due diligence,
--------                   syndication (including printing, distribution and
                           bank meetings), transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and all other out-of-pocket expenses incurred by the Administrative Agent or the Documentation Agent
                           (including the fees and expenses of their counsel) whether or not any of the transactions contemplated hereby are consummated, as well as all expenses of the Administrative Agent in connection with the administration of the loan documentation. The
                           Borrower shall also pay the expenses of the Lenders in connection with the enforcement of any of the loan documentation.

INDEMNITY:                 The Borrower will indemnify and hold harmless the
---------                  Administrative Agent, the Syndication Agent, the
                           Documentation Agent, each Lender and each of their affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses
                           (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith (a) the Transaction or any similar transaction of the Borrower or any of its subsidiaries and any of the other transactions contemplated in the loan documentation, and (b) the Facility and any use made or proposed to be made with the proceeds thereof, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or proceeding to which the indemnity described in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its shareholders or creditors or an Indemnified Party or an

                           Indemnified Party is otherwise a party thereto and whether or not the Transaction is consummated. The Borrower will further agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the borrower or any of its subsidiaries or to their respective security holders or creditors arising out of, related to or in connection with the Transaction, except for direct, as opposed to consequential, damages determined in a final nonappealable judgment by a court of competent jurisdiction have resulted from such Indemnified Party's gross negligence or willful misconduct.

REQUIRED LENDERS:          A majority in interest, provided that such term
----------------           shall include in any event both the Administrative
                           Agent and the Documentation Agent until such time as they and their affiliates shall collectively hold less than 50% of the Facility.

ASSIGNMENTS AND
---------------
PARTICIPATIONS:            Assignments must be in a minimum amount of
--------------             $5,000,000, other than in the case of an assignment
                           to a Lender or an assignment of the entirety of a Lender's interest in the Facility. No participation shall include voting rights, other than for reductions or postponements of amounts payable or releases of all or substantially all of the collateral. An assignment fee of $3,500 shall be payable by the assigning Lender to the Administrative Agent upon any assignment
                           (including, but not limited to, an assignment to another Lender).

MISCELLANEOUS:             Standard yield protection (including compliance with
-------------              risk-based capital guidelines, increased costs,
                           payments free and clear of withholding taxes and interest period breakage indemnities), eurodollar illegality and similar provisions. In addition, if during the 180 day period following the Closing
                           Date, any breakage costs, charges or fees are incurred with respect to Eurodollar Rate loans on account of the syndication of the Facility, the Borrower shall promptly reimburse the
                           Administrative Agent for any such costs, charges or fees.

GOVERNING LAW:             New York.
-------------


COUNSEL TO THE
--------------
ADMINISTRATIVE AGENT
--------------------
AND DOCUMENTATION
-----------------








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                                                 12

AGENT:                     Shearman & Sterling.
-----

                                                                   EXHIBIT A

                        FIRST NATIONWIDE HOLDINGS INC.
                 Terms of Cumulative Perpetual Preferred Stock
                 ---------------------------------------------


Issuer:                    First Nationwide Holdings Inc. the "Company")


Issue: $150,000,000 aggregate liquidation value of Cumulative Perpetual Preferred Stock of the Company (the "Cumulative Preferred Stock")

Dividends:                 Cumulative dividends payable, when, as and if
                           declared by the Board of Directors of the Company, at a floating rate per annum equal to the sum of the Eurodollar Rate of NationsBank, N.A. (adjusted for reserves) plus 6-1/2% per annum. Dividends will be payable quarterly on __________, _________, _________ and ________ in cash, commencing
                           _________, out of funds legally available therefor.
                           For dividends accruing prior to January 1, 2000, a portion of such dividends equal to the sum of the Eurodollar Rate of NationsBank, N.A. (adjusted for reserves) plus 4-1/2% per annum shall be payable in cash and the remainder shall be payable in shares of Cumulative Preferred Stock which shall have the same rights, terms and preferences as the "original" shares of the Cumulative Preferred Stock
                           (the "PIK Dividends"); for dividends accruing after January 1, 2000, the full amount of such dividends shall be payable in cash. If the Company shall redeem shares of the Cumulative
                           Preferred Stock having $150,000,000 of aggregate liquidation value on or prior to December 31, 1999, the PIK Dividends shall be deemed contributed to the capital of the Company and shall be cancelled without any consideration being given therefor.

Liquidation Preference:    In the event of any liquidation, dissolution or
                           winding up of the Company, the holders of the Cumulative Preferred Stock will be entitled to receive $15,000 per share plus accrued and unpaid dividends thereon.

Ranking: Senior to the outstanding common stock of the Company and to all other classes and series of equity securities subsequently issued by the Company as to dividend and





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                                                         2
                           liquidation rights; provided, however, that the Company shall be entitled to redeem in full all of the outstanding shares of the Cumulative Perpetual Preferred Stock of First Nationwide Escrow Corp. ("FN Escrow") "assumed" by the Company in connection with the merger of FN Escrow with and into the Company.

Voting Rights:             Except as (i) required by law and (ii) as set forth
                           in the next sentence, the holders of the Cumulative
                           Preferred Stock will not be entitled to any voting rights. If (x) the equivalent of four quarterly dividend payments on the Cumulative Preferred Stock is in arrears or (y) certain events of bankruptcy, receivership or similar proceedings relating to the Company shall occur, the number of directors of the Company will be increased by two and the holders of the Cumulative Preferred Stock will have the right to elect two members to the Company's Board of Directors, who shall serve during the period that such event shall be continuing. In addition, if the Cumulative Preferred Stock is outstanding on and after the tenth anniversary of its issuance, the number of directors of the Company will be increased by two and the holders of the Cumulative
                           Preferred Stock will thereafter have the right to elect two members to the Company's Board of Directors.

Optional Redemption:       Upon (x) 3 days' notice if a newly- formed Delaware
                           corporation, the common stock of which will be held by Gerald J. Ford or another non-affiliate of Mafco
                           Holdings Inc. ("Newco"), is the sole holder of the Cumulative Preferred Stock or (y) 30 days' notice otherwise, the Cumulative Preferred Stock will be redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the stated liquidation value of $15,000 per share, plus accrued and unpaid dividends thereon (subject, in the case of the PIK Dividends, to the provisions set forth under the caption
                           "Dividends" above); provided, however,
                           that, on and after the date on which Newco is not the sole holder of the Cumulative
                           Preferred Stock, the Cumulative Preferred Stock will not be redeemable at the option of the Company until the fifth anniversary of its issuance.

Protective Provision:      The Company shall not, without first obtaining
                           consent or approval of the holders of at least two-thirds of the Cumulative Preferred Stock, redeem or repurchase any junior stock, warrants or parity stock; provided, -------- however, that the Company shall be entitled to redeem in ------- full all of the outstanding shares of the Cumulative
                           Perpetual Preferred Stock of FN Escrow Corp.
                           "assumed" by the Company in connection with the merger of FN Escrow with and into the Company.

Information Requirements:  The Company shall provide the holders of the
                           Cumulative Preferred Stock with all reports that the Securities Exchange Act of 1934, as amended, requires a reporting corporation to provide even if the Company ceases to be a reporting corporation.

Term:                      Perpetual

Purchaser:                 Newco

Purchase Price:            $145,000,000